Exhibit 10.1

Advanstar Holdings Corp.

2000 Management Incentive Plan

(as amended by Amendments No.1, No.2, No.3, No.4, No.5 and No.6)

(effective September 30, 2005)

SECTION 1.  Purpose.  The purpose of the Advanstar Holdings Corp. 2000 Management Incentive Plan (the “Plan”) is to promote the interests of Advanstar Holdings Corp. (formerly known as Jetman Acquisition Corp.), a Delaware corporation (the “Company”), and its stockholders by (i) attracting and retaining exceptional key employees of the Company, its Subsidiaries and its Affiliates (as defined below) and others; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

SECTION 2.  Definitions.  As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided that no stockholder of the Company shall be deemed an Affiliate of any other stockholder of the Company solely by reason of any investment in the Company.  For purposes of this definition, the term “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Award Agreement” means any written agreement, contract or other instrument or document evidencing any Option, which may, but need not, be executed or acknowledged by a Participant.

“Board” means the Board of Directors of the Company.

“Cause” means, with respect to any Participant, “cause” as defined in such Participant’s Employment Agreement or Award Agreement, or if not so defined:

(i)                                     such Participant’s willful failure to perform his or her material duties (other than as a result of total or partial incapacity due to physical or mental illness) which such Participant shall not have cured within 30 days of receiving notice of such failure;

(ii)                                  such Participant’s conviction of a felony arising from, or any act of, fraud, embezzlement or willful dishonesty by such Participant in relation to the business or affairs of the Company and any Subsidiary or Affiliate thereof, or any other felonious conduct on the part of such Participant that is detrimental to the best interests of the Company or any Subsidiary or Affiliate thereof;

(iii)                               such Participant’s being repeatedly under the influence of illegal drugs or alcohol while performing his duties; or

(iv)                              any other willful misconduct or gross negligence of such Participant which is demonstrably injurious to the financial condition or business reputation of the Company or any Subsidiary or Affiliate thereof, including such Participant’s breach of the provisions of any noncompetition, nonsolicitation or confidentiality covenant (whether or not contained in this Agreement) in favor of the Company or any Subsidiary or Affiliate thereof binding upon such Participant.

“Change of Control” means:

(i)                                     any “person” (as such term is used in Section 3(a)(9) and 13(d)(3) of the Exchange Act) other than (A) the DLJ Funds and/or their respective Permitted Transferees (as defined in the Shareholders’ Agreement) or (B) any “group” (within the meaning of such Section 13(d)(3)) of which any of the DLJ Funds is a part, acquires, directly or indirectly, by virtue of the consummation of any purchase, merger or other combination, securities of the Company (or its successor) representing more than 51% of the combined voting power of the Company’s (or its successor’s) then outstanding voting securities with respect to matters submitted to a vote of the stockholders generally; or

(ii)                                  a sale or transfer by the Company or any of its Subsidiaries of substantially all of the stock or consolidated assets of the Company and its Subsidiaries to an entity which is not an Affiliate of the Company prior to such sale or transfer.

“Code” means the Internal Revenue Code of 1986, as amended.

“Compensation Committee” means a committee of the Board designated by the Board to administer the Plan.

“Contribution” shall mean revenue less direct expenses (including, without limitation, staff costs), as generally calculated by the Company in its internal management reporting.

“Credit Agreement” means the Credit Agreement dated as of October 11, 2000 among Advanstar Communications, Inc., Various Financial Institutions, Fleet National Bank and DLJ Capital Funding, Inc. as Syndication Agent and Documentation Agent for the Lenders.

“Disability” means, with respect to any Participant, “disability” as defined in such Participant’s Employment Agreement or Award Agreement, or if not so defined:

(i)                                     any permanent physical or mental incapacity or disability rendering such Participant unable or unfit to perform effectively the duties and obligations of his employment or to participate effectively and actively in the management of the Company (or, if applicable, any Subsidiary or Affiliate thereof); or

(ii)                                  any illness, accident, injury, physical or mental incapacity or other disability, where such condition has rendered such Participant unable or unfit to perform effectively the duties and obligations of his or her employment or to participate effectively and actively in the management of the Company (or, if applicable, any Subsidiary or Affiliate thereof) for a period of at least 6 consecutive months or 12 months in any 24-month period (in either case, as determined in the good faith judgment of the Compensation Committee).

“DLJ Funds” shall have the meaning assigned to it in the Shareholders’ Agreement.

“Employee” means an employee of the Company or any Subsidiary or Affiliate thereof.

“Employment Agreement” means an employment, severance, consulting or similar agreement between the Company or any Subsidiary or Affiliate thereof and a Participant.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means:

(i)                                     with respect to a Share:

(A)                              as of the date of the closing of the transactions contemplated by the Merger Agreement (the “Closing Date”), $10.00.

(B)                                on any date after the Closing Date, if the Shares are traded on an exchange or market, as of any given date, the average reported closing price of a Share on such exchange or market as is the principal trading market for such Shares for the three trading days immediately preceding such date; or

(C)                                on any date after the Closing Date, if the Shares are not traded on an exchange or market on the applicable date, as determined by the Compensation Committee in good faith taking into account as appropriate recent sales of the Shares, recent valuations of the Shares and such other factors as the Compensation Committee shall in its discretion deem relevant or appropriate (excluding a minority discount but taking into account an Initial Public Offering Discount).

(ii)                                  with respect to an Option, for each Share underlying such Option, the Fair Market Value per Share as determined under clause (i) less the exercise price per Share.

“Good Reason” means, with respect to any Participant, “good reason” as defined in such Participant’s Award Agreement or Employment Agreement, or if not so defined:

(i)                                     any failure by the Company to comply with any of the provisions of this Plan or such Participant’s Award Agreement or Employment Agreement, other than an insubstantial or inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by such Participant; or

(ii)                                  the material diminution of such Participant’s duties as in effect during the effectiveness of such Participant’s Award Agreement, excluding an insubstantial or inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by such Participant.

“Initial Public Offering Discount” means a discount to Fair Market Value, as otherwise determined, of the magnitude that would be necessary, in accordance with usual and customary underwriting market practice, to effect a successful Initial Public Offering (as defined in the Shareholders’ Agreement).

“Loans” shall have the meaning ascribed to it in the Advanstar Holding Corp. Direct Investment Program.

“Merger Agreement” means the Agreement and Plan of Merger dated as of August 14, 2000, among the Company, Junior Jetman Corp., Advanstar Inc. and AHI Advanstar LLC.

“Option” means a right to purchase Shares from the Company that is granted under Section 6 of the Plan.

“Participant” means any Employee, non-employee director of the Company of any Subsidiary or Affiliate thereof or consultant to the Company or any Subsidiary or Affiliate thereof selected by the Compensation Committee to receive an Option under the Plan (and, to the extent applicable, any heirs or legal representatives thereof).

“Permitted Transferee” shall have the meaning assigned to it in the Shareholders’ Agreement.

“Person” means any individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Rule 16b-3” means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SEC” means the Securities and Exchange Commission or any successor thereto.

“Section 162(m)” means Section 162(m) of the Code, or any successor section thereto as in effect from time to time.

“Shareholders’ Agreement” means the Shareholders’ Agreement dated as of October 11, 2000 among the Company, DLJ Merchant Banking Partners III, L.P. and other DLJ Funds party thereto, the Existing Shareholders party thereto and the Management Shareholders party thereto.

“Shares” means (i) shares of common stock, par value $0.01 per share, of the Company and any stock into which its common stock may thereafter be converted or changed and/or (ii) such other securities as may be designated by the Compensation Committee from time to time.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which:

(i)                                     if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the Subsidiaries of that Person or a combination thereof; or

(ii)                                  if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.

“Substitute Options” means Options granted in assumption of, or in substitution for, outstanding options previously granted by a company acquired by the Company or with which the Company combines.

“Super Performance Vesting Options” means Options granted pursuant to the form of Award Agreement set forth in Appendix A hereto.

SECTION 3.  Administration.

(a)                                  Authority of Compensation Committee. The Plan shall be administered by the Compensation Committee or by the Board as a whole, if no Compensation Committee has been constituted.  All references to the powers and responsibilities of the Compensation Committee set forth in this Plan shall be deemed to be references to the Board if no Compensation Committee has been constituted.  Subject to the terms of the Plan, applicable law and contractual restrictions (including, to the extent applicable, any Award Agreements and Employment Agreements) affecting the Company, and in addition to other express  powers and authorizations conferred on the Compensation Committee by the Plan, the Compensation Committee shall have full power and authority to:

(i)                                     designate Participants;

(ii)                                  determine the type or types of Options to be granted to a Participant;

(iii)                               determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Options;

(iv)                              determine the terms and conditions of any Option and Award Agreement;

(v)                                 determine whether, to what extent and under what circumstances Options may be settled or exercised in cash, Shares, other securities, other Options or other property, or canceled, forfeited, or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited or suspended;

(vi)                              determine whether, to what extent and under what circumstances cash, Shares, other securities, other Options, other property and other amounts payable with respect to an Option shall be deferred either automatically or at the election of the holder thereof or of the Compensation Committee;

(vii)                           determine whether, to what extent and under what circumstances cash, Shares, other securities, other Options, other property and other amounts issued or payable with respect to an Option shall be subject to restrictions on transfer, assignment, pledge or other disposition or alienation, and the nature of such restrictions;

(viii)                        interpret and administer the Plan and any instrument or agreement relating to, or Option made under, the Plan;

(ix)                                establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(x)                                   make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the Plan.

(b)                                 Compensation Committee Discretion Binding. Unless otherwise expressly provided in the Plan or any applicable Award Agreements, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Compensation Committee, may be made at any time and shall be final, conclusive and binding upon all Persons (including the Company or  any Subsidiary or Affiliate thereof, any Participant, any holder or beneficiary of any Option, any stockholder and any Employee).

SECTION 4.  Shares Available for Options.

(a)                                  Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Options may be granted under the Plan shall be the sum of (i) 4,072,789, plus (ii) the amount by which 39,363 exceeds the total number of Shares purchased with Loans during the period after the closing of the transactions contemplated by the Merger Agreement through December 31, 2000.  Super Performance Vesting Options may not be granted to purchase Shares in excess of the number set forth in clause (ii) of the preceding sentence, and Options other than Super Performance Vesting Options may not be granted to purchase Shares in excess of the number set forth in clause (i) of the preceding sentence.  If, after the effective date of the Plan, any Shares covered by an Option granted under the Plan (other than a Substitute Option) or to which such an Option relates are forfeited, or if such an Option otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Option, or to which such Option relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Options may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become Shares with respect to which Options may be granted under clause (i) or (ii) above, depending on whether the forfeited, terminated or canceled Option was a Super Performance Vesting Option.  Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), no Participant may receive Options in any calendar year that relate to more than 900,000 Shares (subject to adjustment as provided in Section 4(b)).

(b)                                 Adjustments. In the event that the Compensation Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i)                                     the number of Shares of the Company (or number and kind of other securities or property) with respect to which Options may thereafter be granted;

(ii)                                  the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options; and

(iii)                               the grant or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option.

(c)                                  Substitute Options.  Any Shares underlying Substitute Options shall not be counted against the Shares available for Options under the Plan.

(d)                                 Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

SECTION 5.  Eligibility.  Any Employee, non-employee director of the Company or any Subsidiary or Affiliate thereof or consultant to the Company or any Subsidiary or Affiliate thereof shall be eligible to be designated a Participant.  Holders of options granted by a company that is acquired by the Company or with which the Company combines are eligible for grants of Substitute Options hereunder in connection with such acquisition or combination transaction.

SECTION 6.  Stock Options.

(a)                                  Grant. Subject to the provisions of the Plan and contractual restrictions (including, to the extent applicable, any Award Agreements or Employment Agreements) affecting the Company, the Compensation Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option.

(b)                                 Exercise Price. The Compensation Committee shall, in its sole discretion, establish the exercise price at the time each Option is granted.

(c)                                  Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Compensation Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Compensation Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

(d)                                 Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price, or adequate provision therefor, is received by the Company.  Such payment may be made: (i) in cash; (ii) in Shares owned by the Participant (the value of such Shares shall be their Fair Market Value on the date of exercise); (iii) by a combination of cash and Shares; (iv) if approved by the Compensation Committee, in accordance with a cashless exercise program; or (v) in such other manner as permitted by the Compensation Committee at the time of grant or thereafter.

SECTION 7.  Vesting; Termination of Employment.  Each Award Agreement shall contain such terms as the Compensation Committee may in its sole discretion determine concerning vesting, forfeiture, the Company’s rights of repurchase of Shares acquired upon exercise of an Option, and/or the effects of termination or suspension of a Participant’s employment upon the exercisability of any Option granted thereunder.

SECTION 8.  Accelerated Vesting.  The Compensation Committee may, in its sole discretion, provide in an Award Agreement or at any other time for the accelerated vesting of an Option.

SECTION 9.  Amendment and Termination.

(a)                                  Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to qualify for or comply with any tax or regulatory status or requirement (including any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act or Section 162(m) of the Code) for which or with which the Board deems it necessary or desirable to qualify or comply; provided further, that any such amendment, alteration, suspension, discontinuance or termination that would adversely affect the rights of the Participant or any holder or beneficiary of any Option theretofore granted shall not to the extent be effective without the consent of such affected Participant, holder or beneficiary. Notwithstanding anything to the contrary herein, the Compensation Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

(b)                                 Amendments to Options. Subject to the terms of the Plan, the applicable Award Agreement and applicable law, the Compensation Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of a Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of such affected Participant, holder or beneficiary.

(c)                                  Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, in the event of a Change of Control or an offer to Participants generally relating to the acquisition of Shares, including through purchase, merger or otherwise, the Compensation Committee may cause any Option granted hereunder to be canceled and, in consideration of such canceled option, pay the holder (i) a cash payment equal to the difference between the aggregate value of the Shares (based upon the Change of Control or other acquisition offer) subject to the Option and the aggregate exercise price of such Option (the “Intrinsic Value”) or (ii) a substitute option (preserving the Intrinsic Value of the canceled Option).

SECTION 10.  Treatment of Ungranted Options Upon Occurrence of a Liquidity Event.  Immediately prior to the occurrence of a Liquidity Event (as defined in Annex A hereto), the Board shall award Options, at an exercise price of $10.00 per Share (as adjusted to reflect any of the events contemplated by Section 4(b)), to purchase that portion of the Shares on which Options are authorized to be granted under Section 4(a)(i) of the Plan as to which Options have not, as of such date, previously been granted.  For the avoidance of doubt, Options which have been granted and subsequently canceled, forfeited, terminated or repurchased shall be treated as having been previously granted, pursuant to the preceding sentence.  The Options granted under this Section 10 shall be allocated among persons eligible for an award under Section 5 hereof, in the sole discretion of the Board.

SECTION 11.  General Provisions.

(a)                                  Dividend Equivalents. In the sole and complete discretion of the Compensation Committee, an Option may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

(b)                                 Non-Transferability of Options. Except to the extent otherwise provided in a Participant’s Award Agreement, no Option shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by such Participant, except by will or the laws of descent and distribution.

(c)                                  No Rights to Options. No Employee, Participant or other Person shall have any claim to be granted any Option, and there is no obligation for uniformity of treatment of Employees, Participants or holders or beneficiaries of

Options. The terms and conditions of Options need not be the same with respect to each recipient.

(d)                                 Stock Certificates. Certificates, if any, issued in respect of Shares shall, unless the Compensation Committee otherwise determines, be registered in the name of the Participant or his or her Permitted Transferees and, so long as a Participant continues to be governed by any forfeiture provisions relating to the Shares, shall be deposited by such Participant or Permitted Transferee, together with a stock power endorsed in blank, with the Company.  When such forfeiture conditions lapse, the Company shall deliver such certificates to the Participant upon request.  Such stock certificate shall carry such appropriate legends, and such written instructions shall be given to the Company’s transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of (i) the Securities Act of 1933, as amended, any state securities laws or any other applicable laws and (ii) the Shareholders’ Agreement.  Subject to the provisions of the Shareholders’ Agreement, all certificates for Shares or other securities of the Company or any Subsidiary delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Compensation Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any exchange or market upon which such Shares or other securities of the Company are then listed and any applicable laws or rules or regulations, and the Compensation Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(e)                                  Withholding. A Participant may be required to pay to the Company or any Subsidiary, and the Company or any Subsidiary shall have the right and is hereby authorized to withhold from any Option, from any payment due or transfer made under any Option or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Options or other property) of any applicable withholding taxes in respect of an Option, its exercise or any payment or transfer under an Option or under the Plan, and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Compensation Committee may provide for additional cash payments to holders of Options to defray or offset any tax arising from any such grant, lapse, vesting or exercise of any Option.

(f)                                    Award Agreements. Each Option hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Option and any rules applicable thereto.

(g)                                 No Limit on Other Compensation Arrangements. This Plan is not intended to be the exclusive authority for the grant of options, stock or stock-based awards, and nothing contained in this Plan shall prevent the Company or any Subsidiary or Affiliate thereof from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of awards provided for hereunder (subject to stockholder approval if such approval is required by applicable law).  Any such arrangements may be either generally applicable or applicable only in specific cases.

(h)                                 No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employment or service of the Company or any Subsidiary or Affiliate thereof.  Further, the Company or any Subsidiary may at any time dismiss a Participant from employment or service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(i)                                     Rights as a Stockholder. Subject to the provisions of the applicable Option, no Participant or holder or beneficiary of any Option shall have any rights as a stockholder with respect to any Shares to be issued under the Plan until he or she has become the holder of such Shares.

(j)                                     Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

(k)                                  Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Compensation Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Compensation Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Person or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

(l)                                     Other Laws. The Compensation Committee may refuse to issue or transfer any Shares or other consideration under an Option if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant in connection therewith shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Option granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Compensation Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the federal and state securities laws and any other laws to which such offer, if made, would be subject.

(m)                               No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate thereof pursuant to an Option, such right shall be no greater than the right of such unsecured general creditor of the Company or such Subsidiary or Affiliate thereof.

(n)                                 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Compensation Committee shall determine whether cash or other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(o)                                 Shareholders’ Agreement Transfer Restrictions.  A Participant shall, as a condition precedent to the exercise or settlement of an Option, execute an instrument agreeing to be bound by the terms of the Shareholders’ Agreement or, at the election of the Company, a counterpart of the Shareholders’ Agreement.  In any event, any Shares acquired upon exercise or settlement shall be subject to the provisions in the Shareholders’ Agreement regarding restrictions on transfer and the Company’s rights to compel sales and repurchase Shares.

(p)                                 Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 12.  Term of the Plan.

(a)                                  Effective Date. The Plan shall be effective as of October 11, 2000 subject to approval by the stockholders of the Company. Options may be granted hereunder prior to such stockholder approval, subject in all cases, however, to such approval.

(b)                                 Expiration Date.  Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Option granted hereunder may, and the authority of the Board or the Compensation Committee to amend, alter, adjust, suspend, discontinue or terminate any such Option or to waive any conditions or rights under any such Option shall, continue after the authority for grant of new Options hereunder has been exhausted.

As Amended effective April 19, 2005

ANNEX A

I.                                         VESTING OF PERFORMANCE VESTING OPTIONS.

1.                                       To the extent that the Performance Vesting Options are not previously vested as of April 19, 2005 (the “Unvested PVO”), 25% of the Unvested PVO shall become fully vested and exercisable on each of the following dates: (a) May 31, 2005; (b) December 31, 2005; (c) December 31, 2006; and (d) December 31, 2007 (each such date, a “Performance Vesting Date”); provided that the Optionee is on such Performance Vesting Date, and at all times since the date of grant set forth in such Optionee’s Award Agreement (the “Date of Grant”) has been, in the employment of (or, in the case of a non-employee director of the Company or any Subsidiary or Affiliate thereof or a consultant to the Company or any Subsidiary or Affiliate thereof, in the service of) the Company or a Subsidiary or Affiliate thereof.

2.                                       It is acknowledged and affirmed that by action of the Board on March 7, 2002, 25% of the Shares subject to the Performance Vesting Option were vested on March 31, 2002 (the “2002 Vesting Date”).  For Performance Vesting Options having a Date of Grant prior to the 2002 Vesting Date, the provisions of paragraph I.1 above shall be applicable to the 75% of such Performance Vesting Options which remained unvested as of April 19, 2005.  For Performance Vesting Options having a Date of Grant after the 2002 Vesting Date, the provisions of paragraph I.1 above shall be applicable to all of such Performance Vesting Options.